UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2012

DreamWorks Animation SKG, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32337	68-0589190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Flower Street, Glendale, California	91201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 695-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 20, 2012, DreamWorks Animation SKG, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Boomerang Media Holdings I LLC (the “Seller”) and Boomerang Media Holdings II LLC (“Boomerang”), pursuant to which the Company will acquire all the issued and outstanding equity securities of Boomerang (the “Acquisition”). Boomerang, through its wholly-owned subsidiaries, is the sole owner of Classic Media, a global media company with an extensive portfolio of family-oriented TV, film and publishing properties.

The Company will pay an aggregate purchase price of $155 million in cash in the Acquisition, including amounts to be used to retire Boomerang’s outstanding indebtedness, subject to customary working capital adjustments. The Company expects to fund the consideration for the Acquisition with a combination of cash on hand and borrowings available under its existing revolving credit facility. The closing of the Acquisition is subject to customary closing conditions, including the expiration or termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

Each of the Company, the Seller and Boomerang has made customary representations and warranties and has agreed to certain customary covenants in the Purchase Agreement. The Purchase Agreement is subject to termination by either the Company or the Seller under certain circumstances, including the failure of the Acquisition to be completed on or before October 20, 2012.

The Company and the Seller have agreed to indemnify each other for losses arising from breaches of the representations, warranties and covenants in the Purchase Agreement and for certain other liabilities, subject to specified limitations. Certain affiliates of the Seller have agreed to guaranty the tax-related indemnification obligations of the Seller up to a specified limit.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 8.01.	Other Events.

On July 23, 2012, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of this press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

2.1	Securities Purchase Agreement, dated as of July 20, 2012, by and among DreamWorks Animation SKG, Inc., Boomerang Media Holdings I LLC and Boomerang Media Holdings II LLC.*

99.1	Press Release issued by DreamWorks Animation SKG, Inc. on July 23, 2012.

*	The Company hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DreamWorks Animation SKG, Inc.

Date: July 23, 2012	By:	/s/ Andrew Chang
	Name:	Andrew Chang
	Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Securities Purchase Agreement, dated as of July 20, 2012, by and among DreamWorks Animation SKG, Inc., Boomerang Media Holdings I LLC and Boomerang Media Holdings II LLC.*

99.1	Press Release issued by DreamWorks Animation SKG, Inc. on July 23, 2012.

*	The Company hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.